Exhibit 10.3

SECOND AMENDMENT TO FIFTH
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of July 15, 2019, is by and among (i) HECLA MINING COMPANY, a Delaware corporation (the “Parent”), HECLA LIMITED, a Delaware corporation, HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other parties identified as “Other Loan Parties” on the signature pages hereto, (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”), and (iv) THE BANK OF NOVA SCOTIA, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S E T H:

WHEREAS, pursuant to the Fifth Amended and Restated Credit Agreement, dated as of July 16, 2018 (as amended by that First Amendment dated as of May 8, 2019, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Second Amendment, and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent, the Lenders have made commitments to extend certain credit facilities to the Borrowers.

WHEREAS, the parties hereto desire to further amend the Existing Credit Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1      Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Second Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Aurizon” means Hecla Quebec Inc./Hecla Québec Inc., the corporation resulting from the continuance under the Canada Business Corporations Act on August 23, 2013 of the entity resulting from the amalgamation of Aurizon Mines Ltd./Mines Aurizon Ltée and 0963708 B.C. Ltd. under the Business Corporations Act (British Columbia) on June 1, 2013.

“Borrowers” is defined in the preamble.

Exhibit 10.3

“Casa Berardi Regional” is defined on Exhibit B.

“Credit Agreement” is defined in the recitals.

“Excluded Assets” is defined on Exhibit A.

“Existing Credit Agreement” is defined in the recitals.

“Initially Excluded Quebec Property” is defined on Exhibit B.

“Lenders” is defined in the preamble.

“Parent” is defined in the preamble.

“Second Amendment” is defined in the preamble.

“Second Amendment Effective Date” is defined in Subpart 4.1.

SUBPART 1.2      Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1      Amendments. Effective as of the Second Amendment Effective Date (as defined below) the Existing Credit Agreement is hereby amended as follows:

(a)     Amendment to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i)      by adding the following defined terms therein in the appropriate alphabetical order therein:

“Excluded Assets” means the assets and property of Aurizon described on Schedule 9.4.

“Revolver Increase Date” means, the date specified to the Administrative Agent by the Borrower in a written notice as the “Revolver Increase Date,” provided that such notice shall not be given prior to the earlier of either:

(i) the date the Administrative Agent receives from the Parent the Compliance Certificate for the fiscal quarter ending September 30, 2020 demonstrating that no Default or Event of Default shall be continuing on such date, and

Exhibit 10.3

(ii) the date that the Administrative Agent has received financial statements pursuant to Section 5.1 demonstrating that the Total Net Leverage Ratio for the two most recently ended consecutive fiscal quarters shall have been less than or equal to 4.00:1:00; provided that the first fiscal quarter that can be used for computing the Total Net Leverage Ratio for this clause (ii) is the fiscal quarter ending September 30, 2019.”

“Second Amendment” shall mean that certain Second Amendment to Fifth Amended and Restated Credit Agreement dated July 15, 2019, by and among the Borrower, the other Loan Parties party thereto, the Lenders and the Administrative Agent.

“Second Amendment Effective Date” shall mean the effectiveness date of the Second Amendment.

(ii) by amending the definitions of “Aurizon”, “Commitment”, “Guarantor”, “Material Processing Plant”, “Mining Rights”, and “Obligations” therein to read as follows:

“Aurizon” means Hecla Quebec Inc./Hecla Québec Inc., the corporation resulting from the continuance under the Canada Business Corporations Act on August 23, 2013 of the entity resulting from the amalgamation of Aurizon Mines Ltd./Mines Aurizon Ltée and 0963708 B.C. Ltd. under the Business Corporations Act (British Columbia) on June 1, 2013.

“Casa Berardi Mine” means the 69 mining claims and 2 mining leases owned by Aurizon as of the Second Amendment Effective Date that constitute or are directly or indirectly related to the mine commonly known as the “Casa Berardi Mine” located in the Abitibi region of the Province of Quebec, Canada that is owned and operated by Aurizon and the immovable properties described in items 3 to 7 inclusive on Schedule 9.5.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.4. Effective as of the Effective Date, the initial amount of each Lender’s Commitment is set forth on Part A of Schedule 2.1, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable; provided however, commencing with (a) the Second Amendment Effective Date and prior to the Revolver Increase Date, the amount of each Lender’s Commitment shall be as set forth on Part B of Schedule 2.1, and (b) the Revolver Increase Date, the amount of each Lender’s Commitment shall be as set forth on Part A of Schedule 2.1.

Exhibit 10.3

“Guarantor” means (a) each Material Domestic Subsidiary, (b) Aurizon, and (c) each other Subsidiary that becomes a party to the Guaranty after the Effective Date.

“Initially Excluded Quebec Property” has the meaning given to it on Schedule 9.5.

“Material Processing Plant” means, collectively, each facility located at or near the Greens Creek Mine, any Klondex Mine, the Casa Berardi Mine, the Initially Excluded Quebec Property, and all real and personal property of Greens Creek Group, the Klondex Group, or Aurizon owned, leased or otherwise used in connection with the Mineral Processing Operations conducted by any of them at such facilities, including all permits and other Approvals, any and all rail lines, roads, easements and other real property rights of ingress and egress related thereto.

“Mining Rights” means all interests in the surface of any lands, the Minerals in (or that may be extracted from) any lands, all royalty agreements, entitlements, water rights, patented mining claims, unpatented mining claims, millsite claims, fee interests, mineral leases, mining leases, mining licenses, profits-a-prendre, joint ventures and other leases, rights-of-way, easements, inurements, licenses and other rights and interests used by or necessary to (x) the Greens Creek Joint Venture to operate the Greens Creek Mine, (y) operate the Klondex Mines, the Casa Berardi Mine or the Initially Excluded Quebec Property or (z) the Parent and its Subsidiaries in the conduct of their present and future mining of metals and minerals, including precious stones, and related Mineral Processing Operations (as well as prospecting, exploration and development efforts in connection therewith).

“Non-Recourse Debt” means Indebtedness of a Subsidiary:

(a)     except as provided in clauses (c) and (d), below, as to which neither the Parent nor any other Loan Party (in the case of Section 6.2(x) only, Hecla Limited) (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or (ii) is directly or indirectly liable as a guarantor or otherwise;

(b)     except as provided in clauses (c) and (d), as to which such Subsidiary is a Person with respect to which neither the Parent nor any other Loan Party (other in the case of Section 6.2(x) only, Hecla Limited) has any direct or indirect obligation (i) to subscribe for additional Equity Interests or (ii) to maintain or preserve such Subsidiary’s financial condition or to cause such Subsidiary to achieve any specified levels of operating results;

Exhibit 10.3

(c)     for purposes of Section 6.2(o) only, as to which no member of the Greens Creek Group, the Klondex Group or Aurizon (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or (ii) is directly or indirectly liable as a guarantor or otherwise; and

(d)     for purposes of Section 6.2(o) only, as to which no member of the Greens Creek Group, the Klondex Group or Aurizon has any direct or indirect obligation (i) to subscribe for additional Equity Interests or (ii) to maintain or preserve such Subsidiary’s financial condition or to cause such Subsidiary to achieve any specified levels of operating results.”

“Obligations” means each obligation (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Parent, the Borrowers or any other Loan Party or any Subsidiary of any Loan Party arising under or in connection with (w) a Loan Document, including the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans, (x) any doré or concentrate purchase agreement under which the counterparty of such agreement is a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent, (y) any Lender Provided Financial Services Product, and (z) any Lender Hedging Agreement; provided, however, that, with respect to any Obligation arising under the foregoing clauses (x), (y) and (z), upon any counterparty to such agreement ceasing to be a Lender, the Administrative Agent or any Affiliate of a Lender or the Administrative Agent, the obligation of the Parent, the Borrowers or any other Loan Party or any Subsidiary of any Loan Party owing to such Person thereunder and arising after such event shall not constitute an Obligation (provided however that with respect to any transaction entered into by any Loan Party under such agreement while a counterparty to such agreement was a Lender, the Administrative Agent or an Affiliate of a Lender or the Administrative Agent, such obligation shall remain a Secured Obligation); provided, further, however, that the definition of ‘Obligations’ shall not create any guaranty by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Swap Obligations of the Parent, the Borrowers or any other Loan Party (or any Subsidiary of any Loan Party, as the case may be) to the extent and for any period that such guarantee or security of such Swap Obligations would violate or be void or voidable under the Commodity Exchange Act; provided, further, however, that the definition of “Obligations” shall not include any obligation of any Loan Party to pay another Loan Party.

Exhibit 10.3

(ii) by amending the definition of “Immaterial Subsidiary” to add “, or Aurizon,” immediately before the phrase “be an Immaterial Subsidiary” in the last sentence therein.

(b)     Additional Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended by adding a new Section 1.8 therein to read as follows:

“SECTION 1.8     Quebec Interpretation. For purposes of any assets, liabilities or entities located in the Province of Quebec and for all other purposes pursuant to which the interpretation or construction of this Agreement may be subject to the laws of the Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Quebec, (a)  “personal property” shall include “movable property”, (b) “real property” or “real estate” shall include “immovable property” and “Mining Rights” which are immovable real rights (or are deemed to be immovable real rights) under the laws of the Province of Quebec (c)  “tangible property” shall include “corporeal property”, (d) “intangible property” shall include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “right of retention”, “prior claim” , “reservation of ownership”, a resolutory clause; (f) all references to filing, perfection, registering or recording under a Personal Property Security Act shall include publication under the Civil Code of Quebec, (g) all references to “perfection” of or “perfected” liens or security interest shall include a reference to an “opposable” or “set up” hypothec as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (i) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall include a “mandatary”, (k) “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall include “legal hypothecs” and “legal hypothecs in favour of Persons having taken part in the construction or renovation of an immovable”, (l) “joint and several” shall include “solidary”, (m) “gross negligence or wilful misconduct” shall be deemed to be “intentional or gross fault”, (n) “beneficial ownership” shall include “ownership on behalf of another as mandatary”, (o) “easement” shall include “servitude”, (p) “priority” shall include “rank” or “prior claim”, as applicable (q) “survey” shall include “certificate of location and plan”, (r) “state” shall include “province”, (s) “fee simple title” shall include “absolute ownership” and “ownership” (including ownership under a right of superficies), (t) “accounts” shall include “claims”, (u) “legal title” shall include “holding title on behalf of an owner as mandatory or prête-nom”, (v) “ground lease” shall include “emphyteusis” or a “lease with a right of superficies, as applicable, (w) “leasehold interest” shall include a “valid lease”, (x) “lease” shall include a “leasing contract” and (y) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively.”

Exhibit 10.3

(c)     Amendment to Section 2.1. Section 2.1 of the Existing Credit Agreement is hereby amended and restated as follows:

“Section 2.1     Commitments. Subject to the terms and conditions set forth herein each Lender agrees to make Loans to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment then in effect. Within the foregoing limit and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Loans. As of the Second Amendment Effective Date and until the Revolver Increase Date, the aggregate Commitment amount shall be equal to $150,000,000.”

(d)     Amendment to Section 2.6(b). Section 2.6(b) of the Existing Credit Agreement is hereby amended and restated as follows:

“(b)   The Borrowers may, at any time, reduce or terminate the Commitments or may terminate or reduce the Commitments that would be available on the Revolver Increase Date; provided, that each partial reduction of the Commitments and Commitments that would be available on the Revolver Increase Date shall be in a minimum aggregate amount of $1,000,000 or in an integral multiple of $500,000 in excess thereof.”

(e)     Amendment to Section 2.9(a). Section 2.9(a) of the Existing Credit Agreement is hereby amended by adding the following after the words, “the unused Commitment”:

“(including on the amount of the Commitments that will not be available until the occurrence of the Revolver Increase Date)”

(f)     Amendment to Section 3.30. Section 3.30 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“SECTION 3.30  Greens Creek, Klondex Group Operations and Casa Berardi Mine. The Greens Creek Joint Venture Agreement is in full force and effect and no material default has occurred and is continuing thereunder. No transfer of rights and interests to the Secured Parties as a result of their exercise of rights and remedies under the Loan Documents would prohibit or limit the Greens Creek Joint Venture, the Klondex Group, or Aurizon or the operation of the Greens Creek Mine, the Klondex Mines, the Casa Berardi Mine or the Initially Excluded Quebec Property under Applicable Law or, except as disclosed in any Schedule hereto, prevent the Parent or any Subsidiary thereof in the Greens Creek Joint Venture, the Klondex Group, or Aurizon from obtaining, amending, revising, renewing, or maintaining in good standing any Governmental Approvals necessary to conduct operations at the Greens Creek Mine, the Klondex Mine, the Casa Berardi Mine or the Initially Excluded Quebec Property; provided, however, that, it is hereby acknowledged and agreed that the exercise of the Secured Parties’ rights and remedies may require amendments to, or reissuance of, Governmental Approvals necessary to operate the Greens Creek Mine, the Klondex Mine, the Casa Berardi Mine or the Initially Excluded Quebec Property.”

Exhibit 10.3

(g)     Amendment to Section 5.1(j). Section 5.1(j) of the Existing Credit Agreement is hereby amended and restated to read as follows:

“(j)    promptly following receipt thereof by the Parent, (i) a copy of the quarterly progress reports on the operations of the Greens Creek Joint Venture, the Klondex Mines, the Casa Berardi Mine, and the Initially Excluded Quebec Property and each other operating mine of the Parent and its Subsidiaries and quarterly supplemental financial data with respect to the Greens Creek Joint Venture, the Klondex Mines, the Casa Berardi Mine, and the Initially Excluded Quebec Property and each other operating mine of the Parent and its Subsidiaries, for the immediately preceding calendar quarter and (ii) a copy of the unaudited balance sheet and the related statements of income and cash flow of the Greens Creek Joint Venture for each Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year;”

(h)     Amendment to Section 5.3(a). Section 5.3(a) of the Existing Credit Agreement is hereby amended to replace the following text therein “and the Klondex Group with respect to the Klondex Mines” with “the Klondex Group with respect to the Klondex Mines and Aurizon with respect to the Casa Berardi Mine and the Initially Excluded Quebec Property”.

(i)      Amendment to Section 5.9(a)(i). Section 5.9(a)(i) of the Existing Credit Agreement is hereby amended and restated to read as follows:

“(i) secured by first priority, perfected Liens (subject only to Permitted Encumbrances) on substantially all of the property (real and otherwise), rights and other assets of (A) the Greens Creek Group with respect to the Greens Creek Mine and the Greens Creek Joint Venture, including a collateral assignment of the Greens Creek Joint Venture Agreement, (B) the Klondex Group with respect to the Klondex Mines, and (C) Aurizon with respect to the Casa Berardi Mine and on the Initially Excluded Quebec Property, including Quebec deeds of movable and immovable hypothec on the Casa Berardi Mine and the Initially Excluded Quebec Property, but excluding a Lien on any of the Excluded Assets,”

(j)      Amendment to Section 5.9(a)(ii). Section 5.9(a)(ii) of the Existing Credit Agreement is hereby amended to replace the following text therein “and, the Klondex Group” with “the Klondex Group, and Aurizon”

(k)     Amendment to Section 5.9(a)(iii). Section 5.9(a)(iii) of the Existing Credit Agreement is hereby amended to add the following text “(excluding Aurizon)’ immediately after the words “Foreign Subsidiary” therein.

(l)      Amendment to Section 5.9(a)(iv)(B). Section 5.9(a)(iv)(B) of the Existing Credit Agreement is hereby amended to delete the following text in the parenthetical therein:

“, and (B) subject to the terms of Section 5.16, Aurizon”

Exhibit 10.3

(m)    Amendment to Section 5.9(b). Section 5.9(b) of the Existing Credit Agreement is hereby amended to replace the following text therein “the Greens Creek Group or any other Loan Party adjacent to, near or relating to the Greens Creek Mine, or after the Klondex Acquisition Date with respect to Klondex Group or any other Loan Party adjacent to, near or relation to the Klondex Mines” with “the Greens Creek Group or any other Loan Party adjacent to, near or relating to the Greens Creek Mine, after the Klondex Acquisition Date with respect to Klondex Group or any other Loan Party adjacent to, near or relation to the Klondex Mines, or Aurizon or any other Loan Party adjacent to, near or relating to the Casa Berardi Mine or the Initially Excluded Quebec Property”.

(n)     Amendment to Section 5.16. Section 5.16 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“SECTION 5.16     [Reserved.]”

(o)     Amendment to Section 6.1(b). Section 6.1(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)     Total Net Leverage Ratio. The Loan Parties shall not permit

(i) commencing with the Second Amendment Effective Date and prior to the Revolver Increase Date, the Total Net Leverage Ratio:

(A)     as of the last day of the Fiscal Quarter ended March 31, 2019, and calculated for the period of four consecutive Fiscal Quarters ended on such date, to be greater than 4.50:1.00; and

(B)     as of the last day of any Fiscal Quarter ending on or after June 30, 2019 but on or prior to September 30, 2019, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 6.50:1.00; and

(C)     as of the last day of the Fiscal Quarter ending December 31, 2019, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 6.00:1.00; and

(D)     as of the last day of the Fiscal Quarter ending March 31, 2020, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 5.50:1.00; and

(E)     as of the last day of the Fiscal Quarter ending June 30, 2020, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 5.00:1.00; and

(F)     as of the last day of any Fiscal Quarter ending September 30, 2020 and thereafter, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 4.00:1.00.

Exhibit 10.3

(ii) commencing with the Revolver Increase Date, the Total Net Leverage Ratio as of the last day of any Fiscal Quarter ending thereafter, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 4.00:1.00.”

(p)     Amendment to Section 6.2. Section 6.2 of the Existing Credit Agreement is hereby amended by deleting the text “if Aurizon creates, incurs, assumes or permits to exist any Indebtedness, it must meet the requirements of this Section 6.2 and Section 5.16(b),” in clause (ii) in the proviso at the end thereof and replacing it with “Reserved”.

(q)     Amendment to Section 6.2(e). Section 6.2(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e)     (i)     Prior to the Revolver Increase Date, Indebtedness of the Parent and any of its Subsidiaries incurred in respect of Capital Lease Obligations and Refinancings thereof; provided that the aggregate principal amount of Indebtedness permitted by this clause (e)(i) shall not exceed $35,000,000 at any time outstanding; and

(ii)     Commencing with the Revolver Increase Date, Indebtedness of the Parent and any of its Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets of such Person, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and Refinancings; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e)(ii) shall not exceed $75,000,000 at any time outstanding;”

(r)     Amendment to Section 6.2(f)(iii). Section 6.2(f)(iii) of the Existing Credit Agreement is amended to replace the following text therein “the Lucky Friday Mine and the Klondex Mines” with “the Lucky Friday Mine, the Klondex Mines, and the Casa Berardi Mine and the Initially Excluded Quebec Property”.

(s)     Amendment to Section 6.2(k). Section 6.2(k) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(k)   Commencing with the Revolver Increase Date, Non-Recourse Debt of any Subsidiary (including any Subsidiary acquired pursuant to a Permitted Acquisition) of the Parent that is not a Borrower or a Subsidiary Guarantor, not to exceed $50,000,000 in the aggregate for all such Subsidiaries, less Indebtedness outstanding under Section 6.2(x), provided such Subsidiary has no Indebtedness other than Non-Recourse Debt;”.

Exhibit 10.3

(t)     Amendment to Section 6.2(o). Section 6.2(o) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(o)     unsecured Indebtedness of the Parent or any Subsidiary (other than any Subsidiary that is a Loan Party, any other Borrower or Hecla Admiralty) in a maximum aggregate principal amount not to exceed $50,000,000; provided that (i) the Administrative Agent shall have received prior to the incurrence thereof a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such incurrence (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements and Compliance Certificates delivered pursuant to Section 5.1) giving pro forma effect to such incurrence and evidencing compliance with the covenants set forth in Section 6.1, and (ii) any such Indebtedness (together with any Guarantees thereof by a Parent or any Subsidiary) (A) shall be Non-Recourse Debt to any of the Greens Creek Group, the Klondex Group, Aurizon or any assets or property of any of the Greens Creek Group, the Klondex Group or Aurizon, (B) shall not be subject to financial covenants that are more restrictive on any Loan Party than the financial covenants contained herein, (C) does not have a scheduled final maturity prior to the Maturity Date and (D) does not have any scheduled amortization prior to the Maturity Date, and (E) is not redeemable, in whole or in part at the option of the holder thereof prior to the Maturity Date.”

(u)     Amendment to Section 6.5. Section 6.5 of the Existing Credit Agreement is hereby amended to amend and restate the proviso at the end therein to read as follows:

“provided, that neither the Parent nor any Subsidiary may Dispose of its interests in (x) the Greens Creek Joint Venture Agreement, (y) the assets of any of the Greens Creek Joint Venture, the Greens Creek Mine, the Lucky Friday Mine, the Casa Berardi Mine, the Initially Excluded Quebec Property or upon and after the Klondex Acquisition Date, the Klondex Mines (including its rights to receive income, distributions, products or proceeds therefrom), except with respect to inventory (which, for the avoidance of doubt, shall not include metals streaming arrangements) and obsolete, damaged, immaterial, worn out or surplus property Disposed of, in each case, in the ordinary course of business or (z) any member of the Greens Creek Group, Hecla Limited, upon and after the Klondex Acquisition Date, any member of the Klondex Group or Aurizon.”

(v)     Amendment to Section 6.8. Section 6.8 of the Existing Credit Agreement is hereby amended by adding the following proviso at the end thereof to read as follows:

“Notwithstanding anything to the contrary in this Section 6.8, upon the Second Amendment Effective Date and until the Revolver Increase Date, the only Restricted Payments that shall be permitted under this Section 6.8, are Restricted Payments made with shares of common stock of the Parent, dividends on the Parent’s Series B Preferred Stock, or dividends already contemplated or declared pursuant to the terms of the Parent’s Series B Preferred Stock purchase agreements or other equity plans.

Exhibit 10.3

(w)    Amendment to Section 6.15. Section 6.15 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 6.15. Use of Proceeds. The Borrowers will not request any Loan or Letter of Credit, and the Parent shall not use, and shall take all reasonable steps to procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit, at the time of such funding (a) to be held by the Borrowers and used for purposes other than in the ordinary course of business, (b) to refinance, refund or replace any of the Senior Notes Indebtedness without the prior written consent of the Administrative Agent and each Lender, (c) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (d) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (e) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

(x)     Amendment to Section 6.17. Section 6.17 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.17     Sale and Leaseback The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person to the extent the Dispositions related to any such transaction exceed (individually, in the aggregate or when aggregated with all Dispositions described in Section 6.5(g)) $10,000,000 per year; provided, however, that, neither the Parent nor any Subsidiary may engage in any sale and leaseback transaction involving its interests in (x) the Greens Creek Joint Venture Agreement, (y) the assets of any of the Greens Creek Joint Venture, the Greens Creek Mine, the Klondex Mines, the Casa Berardi Mine or the Initially Excluded Quebec Property (including its rights to receive income, distributions, products or proceeds therefrom) except with respect to inventory and obsolete, damaged, immaterial, worn out or surplus property transferred in the ordinary course of business, and except as provided in the next succeeding sentence, or (z) any member of the Greens Creek Group, the Klondex Group or Aurizon. Notwithstanding any of the foregoing, any member of the Greens Creek Group, the Klondex Group (excluding the Klondex Mines), or Aurizon may purchase an asset that it sells and leases back after such sale so long as such sale and leaseback occurs within 90 days from the date of purchase and the lease is permitted under Section 6.2(e).”

(y)     Amendment to Section 7.1(u). Section 7.1(u) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

Exhibit 10.3

“(u)   operation of the principal operating properties of the Greens Creek Mine, the Lucky Friday Mine, any Klondex Mine, the Casa Berardi Mine or the Initially Excluded Quebec Property shall be abandoned or terminated; or”

(z)     Amendment to Section 8.1. Section 8.1 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“SECTION 8.1     Appointment and Authority; Quebec Security.

(i)     Appointment and Authority. Each of the Lenders and the Issuing Banks hereby irrevocably appoints Scotiabank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders and the Issuing Banks, and neither the Parent nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligation arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(ii)    Quebec Security. For the purposes of the grant of security under the laws of the Province of Quebec which may now or in the future be required to be provided by any Loan Party, the Administrative Agent is hereby irrevocably authorized and appointed by each Lender to act as hypothecary representative (within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Lenders (in such capacity, the “Hypothecary Representative”) in order to hold any hypothec granted under the laws of the Province of Quebec and to exercise such rights and duties as are conferred upon the Hypothecary Representative under the relevant deed of hypothec and Applicable Law (with the power to delegate any such rights or duties). The execution prior to the date hereof by the Administrative Agent in its capacity as the Hypothecary Representative of any deed of hypothec or other security documents made pursuant to the laws of the Province of Quebec, is hereby ratified and confirmed. Any Person who becomes a Lender or successor Administrative Agent shall be deemed to have consented to and ratified the foregoing appointment of the Administrative Agent as the Hypothecary Representative on behalf of each Lender, including such Person and any Affiliate of such Person designated above as a Lender. For greater certainty, the Administrative Agent, acting as the Hypothecary Representative, shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favor of the Administrative Agent in this Agreement, which shall apply mutatis mutandis. In the event of the resignation of the Administrative Agent (which shall include its resignation as the Hypothecary Representative) and appointment of a successor Administrative Agent, such successor Administrative Agent shall also act as the Hypothecary Representative, as contemplated above.”

Exhibit 10.3

(aa)   Amendment to Schedule 1.1. Schedule 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety with Annex A attached hereto.

(bb)   Amendment to Schedule 2.1. Schedule 2.1 of the Existing Credit Agreement is hereby amended and restated in its entirety with Annex B attached hereto.

(cc)   Additional Amendment to Schedules. (i) A new Schedule 9.4 is hereby added to the Credit Agreement in the form attached hereto as Exhibit A, and a new Schedule 9.5 is hereby added to the Credit Agreement in the form attached hereto as Exhibit B.

PART III

AFFIRMATION AND CONSENT

SUBPART 3.1      Affirmation and Consent. Each of the Loan Parties confirms that it has received a copy of this Second Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this Second Amendment.

PART IV

CONDITIONS TO EFFECTIVENESS

SUBPART 4.1       Amendment Effective Date. This Second Amendment shall be and become effective as of the date (the “Second Amendment Effective Date”) when the last of all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.2      Execution of Counterparts of Second Amendment. The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this Second Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Loan Parties, each Lender and the Administrative Agent.

SUBPART 4.3     Representations and Warranties. The representations and warranties contained in Subpart 5.4 shall be true and correct in all material respects (and, to the extent any of such representations and warranties are qualified by materiality in their own right, such representations and warranties shall be true and correct in all respects) on and as of the Second Amendment Effective Date.

SUBPART 4.4      Costs and Expenses, etc. The Administrative Agent shall have received for its account and the account of each Lender, all fees, costs and expenses due and payable pursuant to that certain Fee Letter dated as of the date hereof by and among the Borrowers, the Administrative Agent and the Lenders, and pursuant to Section 9.3 of the Credit Agreement, if then invoiced, or any other Loan Document.

Exhibit 10.3

PART V

POST CLOSING COVENANTS

SUBPART 5.1      Post Closing Covenants.

(a) No later than twenty-one (21) Business Days after the Second Amendment Effective Date (or such longer period of time that is agreed to by the Administrative Agent and the Lenders), the Administrative Agent shall have received:

(i) a Pledge Agreement, or a supplement thereto, from the Parent pledging, together with all certificates evidencing the equity interest in Aurizon and related blank stock powers from the Parent;

(ii) a Pledge Agreement of Aurizon pledging any equity interest it owns in any subsidiary that could be deemed a “Material Subsidiary” pursuant to the terms and conditions of the Credit Agreement together with all certificated pledged equity and related blank stock powers for any such entity; for the avoidance of doubt, Aurizon shall not be required to pledge its equity interest in any Person that is not a Subsidiary;

(iii) a Security Agreement from Aurizon granting the Administrative Agent a security interest in all of its personal property, other than Excluded Assets;

(iv) a first priority (subject only to Permitted Encumbrances) deed of movable and immovable hypothec (the “Deed of Hypothec”)  from Aurizon granting the Hypothecary Representative a movable hypothec without delivery and immovable hypothec in the amount of Cdn$550,000,000 on all of its present and future movable and immovable property, corporeal and incorporeal, of every nature and kind and wherever situated, save in respect of (a) Excluded Assets and (b) the Initially Excluded Quebec Property (as defined on Exhibit B). Said Deed of Hypothec will include an undertaking by Aurizon to perform all work necessary in respect of the Initially Excluded Quebec Property  for it to grant a supplemental deed of hypothec in the amount of Cdn$550,000,000 over the Initially Excluded Quebec Property pursuant to Section 5.1(b)(i) below, to provide the elements required by Sections 5.1(b), below and, if required by the Administrative Agent and so long as such title defects materially and adversely affects title of Aurizon or materially and adversely affects the operation or exploration works of the Casa Berardi Mine or the Casa Berardi Regional (as defined in Exhibit B), in the Administrative Agent’s discretion, that are curable, and may be corrected by taking commercially reasonable actions, or that may be covered by title insurance policies, to correct any title defects disclosed by the title opinions referred to in Section 5.1(a)(ix) or in Section 5.1(b)(ii) below (or that are otherwise disclosed from the title work done in connection with the Deed of Hypothec) or to use its commercially reasonable efforts to provide the Administrative Agent with title insurance policies reasonably satisfactory to the Administrative Agent covering such title defects; further, Aurizon will use its commercially reasonable efforts to provide a listing to the Administrative Agent specifically describing each of the Excluded Assets in the Deed of Hypothec by referring to the respective registration number at the Public Register of Real and Immovable Mining Rights in Québec or at the Land Register;

Exhibit 10.3

(v) a Guaranty from Aurizon to the Administrative Agent guaranteeing repayment of the Obligations;

(vi) certified copies of UCC, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date and post-registration listing all effective financing statements, lien notices or comparable documents that names the Parent as debtor and that are filed in Delaware and comparable searches under the BC PPSA and under the Quebec Register of Personal and Movable Real Rights that name Aurizon as debtor as well as at the Public Register of Real and Immovable Mining Rights in Québec (held by GESTIM Plus), the land register of the appropriate land registry division(s), the Register of real rights of State Resource Development and the Register of Public Service Networks and Immovables situated in Territory without a Cadastral Survey;

(vii) UCC financing statements in appropriate form for filing under the UCC for the Parent with respect to its respective Pledge Agreement and equity interest in Aurizon, financing statements in appropriate form for filing under the BC PPSA for Aurizon with respect to its Security Agreement and a certified statement in appropriate form for filing under the Quebec Register of Personal and Movable Real Rights for Aurizon with respect to its Deed of Movable Hypothec as well as at the Public Register of Real and Immovable Mining Rights in Québec (held by GESTIM Plus), the land register of the appropriate land registry division(s), the Register of real rights of State Resource Development and the Register of Public Service Networks and Immovables situated in Territory without a Cadastral Survey;

(viii) a duly authorized and executed certificate of a Responsible Officer of Parent and Aurizon, certifying (A) that attached thereto is a true and complete copy of each organizational document of such party, as applicable, certified, in the case of the Parent, as of a recent date by the Secretary of State of the state of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by such party, as applicable, authorizing the execution, delivery and performance of the Loan Documents to which such party is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection with this Agreement; and (D) a certificate as to the good standing of the Parent, as of a recent date, from the applicable Secretary of State of Delaware, a certificate of compliance of Aurizon, as of a recent date, from the Director, Innovation, Science and Economic Development Canada, a “Certificat d’attestation” for Aurizon, as of a recent date, from the “Registraire des entreprises (Québec)” and a certificate of good standing for Aurizon, as of a recent date, issued by the British Columbia Registrar of Companies, (E) any supplementation required for Schedules 3.5, 3.6, 3.7, 3.13, 3.18, 3.27, 3.28, 4.1, 6.2 and 6.3 to the Credit Agreement, in each case subject to Required Lender consent, after giving effect to Aurizon becoming a Loan Party under the Credit Agreement and the consummation of the transactions reflected in this Section 5.1, and (F) a favorable written opinion addressed to the Administrative Agent and the Lenders of Sheppard, Mullin, Richter and Hampton, LLP, U.S. counsel for the Parent and Cassels Brock & Blackwell, LLP and Lavery, de Billy, L.L.P., Canadian counsel for Aurizon, in form and substance, reasonably satisfactory to the Administrative Agent and its legal counsel;

Exhibit 10.3

(ix) title insurance policies and/or title opinions, title reports or legal opinions issued by counsel to Aurizon, in each case in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel, relative to the immovable properties and Mining Rights charged by the Deed of Hypothec, and specifically described therein, evidencing that the interests created by such Deed of Hypothec thereon constitute valid first Liens thereon free and clear of all title defects and encumbrances other than Permitted Encumbrances or title defects or encumbrances permitted under the Credit Agreement or approved by the Administrative Agent;

(x) use its commercially reasonable efforts to provide evidence of the registration of Aurizon’s title of acquisition against the immovable properties and Mining Rights charged by the Deed of Hypothec and specifically described therein, and of correction of title defects, if any, as required pursuant to Section 5.1(a)(iv) affecting the immovable properties and Mining Rights charged by the Deed of Hypothec and specifically described therein, or to provide the Administrative Agent with title insurance policies reasonably satisfactory to the Administrative Agent covering same;

(xii) true and correct copies, certified by the Parent, of any Consents or Governmental Approvals required to encumber the Casa Berardi Mine (other than the Initially Excluded Quebec Property); and

(xiii)     such other approvals, opinions or documents as the Administrative Agent may require to give full effect to this Section 5.1(a), acting reasonably, in form and substance satisfactory to the Administrative Agent and its legal counsel, acting reasonably.

(b)     No later than forty-five (45) Business Days after the Second Amendment Effective Date (or such longer period of time that is agreed to by the Administrative Agent and the Lenders), the Administrative Agent shall have received:

(i) a first priority (subject only to Permitted Encumbrances) supplemental  deed of immovable hypothec in the amount of Cdn$550,000,000 over the Initially Excluded Quebec Property (the “Supplemental Deed of Hypothec” and, together with the Deed of Hypothec, collectively, the “Hypothec”), in favor of the  Hypothecary Representative, for the benefit of the holders of Secured Obligations, and, if required by the Administrative Agent and so long as such title defects materially and adversely affects title of Aurizon or materially and adversely affects the operation or exploration works of the Casa Berardi Mine or the Casa Berardi Regional, in the Administrative Agent’s discretion, that are curable, and may be corrected by taking commercially reasonable actions, or that may be covered by title insurance policies, to correct any title defects disclosed by the title opinions referred to in Section 5.1(b)(ii) below (or that are otherwise disclosed from the title work done in connection with the Supplemental Deed of Hypothec) or to use its commercially reasonable efforts to provide the Administrative Agent withe title insurance policies reasonably satisfactory to the Administrative Agent covering such title defects;

(ii) title insurance policies and/or title opinions, title reports or legal opinions issued by counsel to Aurizon, in each case, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel, relative to the Initially Excluded Quebec Property purported to be covered by the Supplemental Deed of Hypothec, evidencing that the interests created by such Supplemental Deed of Hypothec and the Hypothec thereon constitute valid first Liens thereon free and clear of all title defects and encumbrances other than Permitted Encumbrances or title defects or encumbrances permitted under the Credit Agreement or approved by the Administrative Agent;

Exhibit 10.3

(iii) searches or equivalent reports, each of a recent date and post-registration, at the Public Register of Real and Immovable Mining Rights in Québec (held by GESTIM Plus), the land register of the appropriate land registry division(s), the Register of real rights of State Resource Development and the Register of Public Service Networks and Immovables situated in Territory without a Cadastral Survey;

(iv) use its commercially reasonable efforts to provide evidence of the registration of Aurizon’s title of acquisition against the immovable properties and Mining Rights charged by the Supplemental Deed of Hypothec and specifically described therein and of correction of title defects, if any, as required pursuant to Section 5.1(b)(i) affecting the immovable properties and Mining Rights charged by the Supplemental Deed of Hypothec and specifically described therein, or to provide the Administrative Agent with title insurance policies reasonably satisfactory to the Administrative Agent covering same;

(v) true and correct copies, certified by the Parent, of any Consents or Governmental Approvals required to encumber the Initially Excluded Quebec Property; and

(vi)     such other approvals, opinions or documents as the Administrative Agent may require to give full effect to this Section 5.1(b), acting reasonably, in form and substance satisfactory to the Administrative Agent and its legal counsel, acting reasonably.

PART VI

MISCELLANEOUS

SUBPART 6.1       Cross-References. References in this Second Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Second Amendment.

SUBPART 6.2      Instrument Pursuant to Existing Credit Agreement. This Second Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 6.3       References in Other Loan Documents. At such time as this Second Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Second Amendment.

SUBPART 6.4       Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Second Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Second Amendment, (c) the representations and warranties contained in Article III of the Credit Agreement and applicable to such Loan Party are true and correct in all material respects (and, to the extent any of such representations and warranties are qualified by materiality in their own right, such representations and warranties shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein. Each Loan Party further represents and warrants that none of the “Excluded Assets” is directly or indirectly related to the Casa Berardi Mine or the Casa Berardi Regional or has a role in the operation of the Casa Berardi Mine or the exploration works conducted on the Casa Berardi Regional (except for the last two mining leases referred to on Exhibit A which are not assignable).

Exhibit 10.3

SUBPART 6.5       Counterparts. This Second Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Second Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 6.6      Full Force and Effect; Limited Amendment. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 6.7       Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 6.8       Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

* * * * *

Exhibit 10.3

Each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

HECLA ALASKA LLC,

a Delaware limited liability company

By: Hecla Mining Company,
        its Managing Member

By:______________________________

Name:

Title:

HECLA GREENS CREEK MINING

COMPANY, a Delaware corporation

By:______________________________

Name:
Title:

HECLA JUNEAU MINING COMPANY,

a Delaware corporation

By:______________________________

Name:
Title:

HECLA LIMITED,

a Delaware corporation

By:______________________________

Name:
Title:

HECLA MINING COMPANY,

a Delaware corporation

By:______________________________

Name:

Title:

Exhibit 10.3

OTHER LOAN PARTIES:

BURKE TRADING INC.,

a Delaware corporation

By:______________________________

Name:
Title:

HECLA ADMIRALTY COMPANY,

a Delaware corporation

By:______________________________

Name:
Title:

Silver Hunter Mining Company,
a Delaware corporation

By:______________________________

Name:
Title:

RIO GRANDE SILVER, INC.,
a Delaware corporation

By:______________________________

Name:
Title:

HECLA SILVER VALLEY, INC.,
a Delaware corporation

By:______________________________

Name:
Title:

Exhibit 10.3

HECLA MC SUBSIDIARY, LLC,

a Delaware limited liability company

By:______________________________

     Name:

     Title:

HECLA MONTANA, INC.,

a Delaware corporation

By:______________________________

     Name:

     Title:

REVETT SILVER COMPANY,

a Montana corporation

By:______________________________

     Name:

     Title:

TROY MINE INC.,

a Montana corporation

By:______________________________

     Name:

     Title:

Exhibit 10.3

RC RESOURCES, INC.,

a Montana corporation

By:______________________________

     Name:

     Title:

REVETT EXPLORATION, INC.,

a Montana corporation

By:______________________________

     Name:

     Title:

REVETT HOLDINGS, INC.,

a Montana corporation

By:______________________________

     Name:

     Title:

MINES MANAGEMENT, INC.,

an Idaho corporation

By:______________________________

     Name:

     Title:

NEWHI, INC.,

a Washington corporation

By:______________________________

     Name:

     Title:

Exhibit 10.3

MONTANORE MINERALS CORP.,

a Delaware corporation

By:______________________________

     Name:

     Title:

KLONDEX HOLDINGS (usa) iNC., a Nevada

corporation

By:______________________________

Name:

Title:

klondex gold & silver mining

coMPANY, a Nevada corporation

By:______________________________

Name:

Title:

KLONDEX MIDAS holdings limited, , a

Nevada corporation

By:______________________________

Name:

Title:

klondex midas operations inc.,
a Nevada corporation

By:______________________________

Name:

Title:

klondex aurora mine inc.,

a Nevada corporation

By:______________________________

Name:

Title:

Exhibit 10.3

klondex hollister mine inc., a Nevada corporation By:______________________________ Name: Title:

Exhibit 10.3

ADMINISTRATIVE AGENT:	THE BANK OF NOVA SCOTIA, as Administrative Agent By:______________________________ Name: Title: By:______________________________ Name: Title:

Exhibit 10.3

LENDERS:	THE BANK OF NOVA SCOTIA, as a Lender By:______________________________ Name: Title: By:______________________________ Name: Title:

Exhibit 10.3

ING CAPITAL LLC, as a Lender By:______________________________ Name: Title: By:______________________________ Name: Title:

Exhibit 10.3

Canadian Imperial Bank of Commerce, as a Lender By:______________________________ Name: Title: By:______________________________ Name: Title:

Exhibit 10.3

JPMorgan Chase Bank, N. A., as a Lender By:______________________________ Name: Title:

- Second Amendment -